UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Amendment (Date of Original Report)
                      FEBRUARY 7, 2011 (DECEMBER 1, 2010)

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


Nevada                                  333-125068               26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


                 3601 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (307) 686-5030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

High Plains Gas, Inc. ("the Company") is filing this Amendment No. 1 to Form 8-K to amend its Current Report on Form 8-K filed on December 1, 2010 to include the audited revenue and direct operating expenses for the North and South Fairway Acquisition Properties for the years ending December 31, 2008 and 2009 and the unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2009 and the nine months ended September 30, 2010.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2010, on November 19, 2010 the Company's subsidiary CEP Purchase-M LLC ("CEP") completed the acquisition of the North and South Fairway Acquisition Properties.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired

The following financial statements of North and South Fairway Acquisition Properties are filed hereto as exhibit 99.1:

- Audited statements of revenues and direct operating expenses for the years ended December 31, 2008 and 2009
- Unaudited statements of revenues and direct operating expenses for the nine months ended September 30, 2009 and 2010.
-    Notes to  the  Statements  of  Revenues  and  Direct  Operating  Expenses

(b)     Pro  forma  financial  statements

Unaudited pro forma condensed financial statements of the Company for the year ended December 31, 2009 and the nine months ended September 30, 2010.


Exhibit  No.     Identification  of  Exhibits
------------     ----------------------------

99.1 Statements of revenues and direct operating expenses of the North and South Fairway Acquisition Properties for the years ended December 31, 2008 and 2009, and for the nine months ended September 30, 2009 and 2010.

99.2 Unaudited pro forma condensed financial statements of the Company for the year ended December 31, 2009 and the nine months ended September 30, 2010.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of February, 2011

                                   HIGH PLAINS GAS, INC.

                                   BY: \s\ Mark D. Hettinger
                                       ---------------------

                                   Mark D. Hettinger, Chief Executive Officer,
                                   Principal Executive Officer and a Member of the Board of Directors.